SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported): November 20, 1998 BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)
          OHIO        			333-0391101
36-1248602
 (State or Other Jurisdiction	(Commission File
(I.R.S. Employer of Incorporation)			 Number)
Identification No.)
c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
60670-0126 (Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated November 20, 1998.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date November 20, 1998.
Principal		Interest		Ending Balance
Cede & Co.	$24,984,569.04	$3,948,269.55	$ 812,186,756.10

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated November 20, 1998

		Statement to Certificateholders (Page 1 of 2)

		Distribution Date:10/20/98 	11/20/98

			INVESTOR CERTIFICATES DISTRIBUTION
SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

		A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO
INVESTORS

			Investor Certificate Interest Distributed					4.220486 	4.645023
			Investor Certificate Interest Shortfall Distributed					0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest
Shortfall		0.000000 	0.000000

			Managed Amortization Period ? (Yes=1; No=0)					1	1
			Investors Certificate Principal Distributed					15.092559 	29.393611
			  Principal Distribution Amount					12.164283 	27.047266
			     Maximum Principal Payment					42.882835 	43.767052
			     Alternative Principal Payment					12.164283 	27.047266
			     Principal Collections less Additional Balances					12.164283 	27.047266
			  Investor Loss Amount Distributed to Investors					0.000000 	0.000000
			  Accelerated Principal Distribution Amount					2.928276 	2.346345
			  Credit Enhancement Draw Amount	0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)

19.313045 	34.038633

		B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

			Beginning Investor Certificate Balance					"850,000,000.00 "
"837,171,325.14 "
			Ending Investor Certificate Balance					"837,171,325.14 "	"812,186,756.10 "
			Beginning Invested Amount					"850,000,000.00 "	"839,660,359.64 "
			Ending Invested Amount					"839,660,359.64 "	"816,670,183.71 "
Investor Certificateholder Floating Allocation Percentage

98.0000% 	97.9759%

			Pool Factor	0.9849074 	0.9555138
			Liquidation Loss Amount for Liquidated Loans					0.00 	0.00
			Unreimbursed Liquidation Loss Amount					0.00 	0.00

		C.	POOL INFORMATION

			Beginning Pool Balance					"867,346,931.20 "
"857,007,290.84 "
			Ending Pool Balance	"857,007,290.84 "
"834,017,114.91 "
			Servicing Fee	"84,325.40 "	"357,086.37 "

		D.	INVESTOR CERTIFICATE RATE

			Investor Certificate Rate
5.843750% 	5.476880%
			LIBOR Rate
5.593750% 	5.226880%
			Maximum Rate
9.108688% 	9.092216%

		E.	DELINQUENCY & REO STATUS

			Delinquent 30-59 days
			    No. of Accounts		67 	70
			   Trust Balances"1,662,329.00 "	"1,806,206.00 "
			Delinquent 60-89 days
			    No. of Accounts	0 	22
			   Trust Balances	0.00 	"854,594.00 "
			Delinquent 90+ days
			    No. of Accounts		0 	0
			   Trust Balances		0.00 	0.00
			Delinquent 9+ Months
			    No. of Accounts		0 	0
			   Trust Balances	0 	0
			REO
			    No. of Accounts		0 	0
			   Trust Balances	0.00 	0.00


		Statement to Certificateholders (Page 2 of 2)

		Distribution Date:	10/20/98 	11/20/98

			"IN WITNESS WHEREOF, the undersigned
has caused this Certificate to be duly executed"
			"this 17th day of November, 1998"


			"       Bank One, NA"
			       as Servicer

			       _______________________________________

			       Tracie Klein
			       Vice President

			Distribution List:

			   Barbara Grosse - First National Bank of Chicago


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  _______________________________________ Name:	Barbara Grosse
Title: Vice President
Dated: November 30, 1998